UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported) — February 18, 2011
ONCOR ELECTRIC DELIVERY COMPANY LLC
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	333-100240 (Commission File Number)	75-2967830 (I.R.S. Employer Identification No.)
ONCOR ELECTRIC DELIVERY TRANSITION BOND COMPANY LLC
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	333-91935 (Commission File Number)	75-2851358 (I.R.S. Employer Identification No.)
1601 Bryan Street, Dallas, Texas 75201
(Address of principal executive offices, including zip code)
Registrants’ telephone number, including Area Code — (214) 486-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On February 18, 2011, Oncor Electric Delivery Company LLC (the “Company”) distributed a slide presentation entitled “2010 Fourth Quarter and Year End Investor Call” relating to the conference call discussing its financial results for the quarter and year ended December 31, 2010. The slide presentation is furnished herewith as Exhibit 99.1.
Within the slide presentation furnished herewith, the Company makes reference to certain financial measures that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). Specifically, the Company makes reference to EBITDA, a non-GAAP financial measure. EBITDA is defined as income from continuing operations before interest expense and related charges and provision for/in lieu of income tax plus depreciation and amortization and special items. The Company believes that EBITDA represents an important internal measure of performance and is providing such non-GAAP financial measure with the belief that it will assist the investment community in properly assessing the underlying performance of the Company on a year-over-year basis. The Company does not intend for EBITDA to be an alternative to net income as a measure of operating performance or an alternative to cash flows from operating activities as a measure of liquidity or an alternative to any other measure of financial performance presented in accordance with GAAP. Because not all companies use identical calculations, the Company’s presentation of EBITDA may not be comparable to similarly titled measures of other companies. In addition, the Company makes reference to EBITDA, net income, operating revenues, cash provided by operating activities, total debt and interest expense, in each case excluding the effects of Oncor Electric Delivery Transition Bond Company LLC (“BondCo”) and purchase accounting resulting from the merger transaction of Energy Future Holdings Corp., the indirect majority owner of the Company. The Company believes that excluding the effects of BondCo and purchase accounting provides investors an important ability to assess the performance of the Company because BondCo was organized for the limited purpose of issuing securitization (transition) bonds to recover generation-related regulatory asset stranded costs and other qualified costs and the effects of purchase accounting result in non-cash impacts that do not relate to operational performance.
With respect to the non-GAAP financial measures presented in the slide presentation, the Company has complied with the provisions of the rules of Regulation G and Item 2.02 of Form 8-K under the Securities Exchange Act of 1934, including providing a reconciliation of each non-GAAP financial measure discussed above to the most directly comparable GAAP measure. Such reconciliations are included in the slide presentation.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit No.	Description
99.1	Slide presentation distributed by the Company on February 18, 2011.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ONCOR ELECTRIC DELIVERY COMPANY LLC
By:	/s/ Richard C. Hays
	Name:	Richard C. Hays
	Title:	Controller

Dated: February 18, 2011

EXHIBIT INDEX

Exhibit No.	Description
99.1	Slide presentation distributed by the Company on February 18, 2011.